                                                                    EXHIBIT 10.9



                                Dated MARCH 2001


                             POLAROID (U.K.) LIMITED

                                   as Borrower


                              POLAROID CORPORATION
                                  as Guarantor


                           DEUTSCHE BANK AG, AMSTERDAM
                                    as Agent


                                   and Others

   ---------------------------------------------------------------------------
                         AMENDMENT AND WAIVER AGREEMENT
                        RELATING TO A FACILITY AGREEMENT
                               DATED 3 AUGUST 1999
   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                                                 PAGE

1.         DEFINITIONS, INTERPRETATION AND RESTATEMENT.................................................4

2.         WAIVERS.....................................................................................4

3.         AMENDMENTS TO THE UK FACILITY AGREEMENT.....................................................5

4.         ADDITIONAL INFORMATION......................................................................6

5.         LAPSE OF WAIVER.............................................................................6

6.         FINANCE DOCUMENT............................................................................6

7.         INTEREST AND FEES...........................................................................7

8.         RELEASE OF LENDERS..........................................................................7

9.         REPRESENTATIONS.............................................................................7

10.        CONSENT BY GUARANTOR........................................................................8

11.        JURISDICTION AND PROCESS AGENT..............................................................8

12.        COUNTERPARTS................................................................................8

13.        WAIVER FEE..................................................................................8

14.        CONTINUITY AND FURTHER ASSISTANCE...........................................................8

15.        FEES, COSTS AND EXPENSES....................................................................8

16.        GOVERNING LAW...............................................................................9

THIS AGREEMENT is dated March 2001 and made between:

(1) POLAROID (U.K.) LIMITED, a company incorporated in England (number 00732757), of Wheathampstead House, Codicote Road, Wheathampstead, Hertfordshire AL4 8SF (the "BORROWER");

(2) POLAROID CORPORATION, a company incorporated in the United States of America, of 784 Memorial Drive, Cambridge, MA 02139, USA (the "GUARANTOR");

(3)      THE LENDERS named as such on the execution pages of this Agreement;

(4) DEUTSCHE BANC ALEX BROWN INC. and ABN AMRO BANK N.V., as co-arrangers (the "CO-ARRANGERS");

(5)      DEUTSCHE BANK AG, Amsterdam, as agent (the "AGENT"); and

(6)      ABN AMRO BANK N.V. as documentation agent (the "DOCUMENTATION AGENT").


RECITALS

(A) On 11 December 1998 Polaroid Corporation entered into a credit agreement with Morgan Guaranty Trust Company of New York, Bankboston N.A. and others (the "US Facility Agreement") pursuant to which a loan in an aggregate amount of $350,000,000 was made available to Polaroid Corporation.

(B) On 3rd August 1999 the parties hereto entered into a multicurrency revolving credit facility agreement (the "UK Facility Agreement") pursuant to which a facility in the amount of euros 72,500,000 was made available to the Borrower. Certain provisions in the UK Facility Agreement have been drafted by reference to, or include an obligation to comply with, certain terms of the US Facility Agreement, including the financial covenants set out in section 5 of the US Facility Agreement. Accordingly a default in relation to those provisions under the US Facility Agreement will give rise to a default under the UK Agreement.

(C) The Guarantor has advised the Lenders that it believes that (i) as at the end of the first Fiscal Quarter of Fiscal Year 2001 and at subsequent times thereafter the ratio of its Consolidated EBITDA to Consolidated Interest Expense will not meet the requirements of Section
        5.07 of the US Facility Agreement and (ii) during the first and second Fiscal Quarters of Fiscal Year 2001 its Debt/EBITDA Ratio may not have met and in the future will not meet the requirements of Section 5.08(a) of the US Facility Agreement.

(D) With effect from 16 February 2001, the Lenders under the US Facility Agreement granted to the Guarantor an interim waiver of the requirements of Sections 5.07 and 5.08(a) of the US Facility Agreement.

(E) The Beneficiaries agreed to grant the Borrower and Guarantor a waiver in relation to the UK Facility Agreement and to waive any rights arising under any other Finance Document as a consequence of any default referred to in Clause 2.1 below.

IT IS AGREEED as follows: -

1.       DEFINITIONS, INTERPRETATION AND RESTATEMENT

1.1 Unless otherwise specifically defined herein, each term used herein which is defined in the UK Facility Agreement shall have the meaning assigned to such term in the UK Facility Agreement save that all terms referred to in recital (C) above shall, unless otherwise defined herein, bear the meanings ascribed to them in the US Facility Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the UK Facility Agreement shall, after this Agreement becomes effective, refer to the UK Facility Agreement as modified hereby for the period any waiver granted under this Agreement remains in effect.

1.2 This Agreement shall be effective from the date on which the Agent shall have received from each of the parties hereto a counterpart hereof signed by such party or a facsimile evidencing that such party has signed a counterpart hereof and shall supersede any other agreement entered into in relation to a waiver of the matters referred to herein.

2.       WAIVERS

2.1      Each Beneficiary hereto waives:

         (i) any breach of representation or covenant under Clauses 17 or 19 of the UK Facility Agreement; and

         (ii) any Termination Event or Potential Termination Event under the UK Facility Agreement; and

         (iii) any rights which any of the Beneficiaries may otherwise be entitled to exercise pursuant to any of the other Finance Document;

         which, in any case, may occur or arise or may have occurred or arisen solely on account of the Guarantor's failure to be in compliance with
         Section 5.07 or Section 5.08(a) of the US Facility Agreement as at any time during the first and second Fiscal Quarters of Fiscal Year 2001 (as defined in the US Facility Agreement).

2.2 The waiver set out in Clause 2.1 shall be effective solely for the period (the "WAIVER PERIOD") beginning on February 16, 2001 and ending on the earlier of (i) 5:00 P.M. (New York City time) on May 15, 2001,
         (ii) the date on which any waiver granted in relation to the US Facility Agreement pursuant to the waiver letter referred to in recital
         (D) above, as extended (if extended), expires and (iii) such earlier time as is determined pursuant to Clause 5 of this Agreement (the "WAIVER EXPIRY TIME").

2.3      Each of the Guarantor and the Borrower understand and accept:

         (i) the interim nature of the waiver provided hereby, and that the Lenders have given no assurances that they will, nor are they obliged to, extend the waiver provided hereby or provide other waivers under or amendments to the UK Facility Agreement or any other Finance Document;

         (ii) that except as expressly set forth herein, the waiver contained herein shall not constitute a waiver or amendment of any term or condition of the UK Facility Agreement on any other Finance Document and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects;

         (iii) that no failure or delay by the Lenders or any one of them in exercising any right, power or privilege under any Finance Document during the period prior to the date hereof or during the period the waiver referred to in this Agreement is in effect shall operate as a waiver thereof;

         (iv) that the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, the waiver referred to in this Agreement beyond the Waiver Expiry Time; and

         (v)      that if (a) the Guarantor fails to be in compliance with
                  Section 5.07 or 5.08(a) of the US Facility Agreement immediately following the Waiver Expiry Time and (b) the Lenders do not extend the waiver provided hereby or take other action in respect of any such failure, a Termination Event will automatically exist immediately under the UK Facility Agreement following the Waiver Expiry Time, without the requirement of any further action by any of the Beneficiaries.

3.       AMENDMENTS TO THE UK FACILITY AGREEMENT

3.1 The parties hereto agree that with effect from 16 February 2001 the UK Facility Agreement shall be amended as follows:

         (a) Clause 2.2 of the UK Facility Agreement shall be amended to read as follows:

                  "The Borrower agrees to use the proceeds of the Facility for general corporate purposes including refinancing existing facilities Provided that the Borrower agrees that none of the proceeds of the Facility shall be used for the purpose of making any payments of any nature whatsoever under or in connection with the Guarantor's Revolving Credit Agreement."

         (b)      Clause 3.4 of the UK Facility Agreement shall be deleted.

         (c) Clause 6.8 of the UK Facility Agreement shall be deleted, the reference to the words " Clause 6.8 applies to sub-paragraphs
                  (C) and (D)" at the end of Clause 6.4 shall be deleted, the words "The representation in Clause 17.1 (I) will only be deem repeated under this sub-clause on the date of a notice of borrowing and on an Advance Date when Clause 6.8 does not apply" in Clause 17.2 shall be deleted and all other references to Clause 6.8 in the UK Facility Agreement shall be deleted.

         (d) Notwithstanding the provisions of Clause 19 of the UK Facility Agreement (and in particular Clause 19.2 of the UK Facility Agreement pursuant to which the Guarantor is under an obligation to comply with Section 5.13 and 5.15 of the US Facility Agreement), neither the Borrower nor any person which has provided an Additional Guarantee in respect of the UK Facility Agreement will:-

                  (i) make or acquire any Investment (as such term is defined in the US Facility Agreement) in any other member of the Guarantor's Group; or

                  (ii) sell, lease, transfer or otherwise dispose, whether directly or indirectly, of any of its assets to any other member of the Guarantor's Group except where it does so in the ordinary course of business.

         (e) Clause 25.3 of the UK Facility Agreement shall be amended to read as follows:-

                  "The Borrower agrees to reimburse the Agent and each Lender for any reasonable expenses they incur, including reasonable fees and disbursements of counsel to the Agent and/or the Lenders, in connection with any waiver or consent under a Finance Document or any amendment to a Finance Document".

         (f) Clause 26.3 (D) of the UK Facility Agreement shall no longer be applicable.

3.2 The Borrower agrees that, notwithstanding any other terms of the UK Facility Agreement, it shall not at any time deliver any notice requesting a borrowing under the Facility, and the Lenders shall have no obligation to fund any borrowings under the Facility, which would result in the aggregate amount of the Loan immediately following any such borrowing exceeding Euro 57,000,000.

4.       ADDITIONAL INFORMATION

4.1 The Guarantor agrees that promptly, and in any event no later than 30 March 2001, it will prepare and deliver to the Agent a summary setting out (i) details of all assets of the Guarantor's Group (including, but without limitation, real estate (including land and plants, warehouses or other buildings and improvements), equipment, patents, trademarks and other intellectual property, other general intangibles and cash and deposits) in respect of which a Lien (as such term is defined in the US Facility Agreement) has been granted in favour of the Lenders under the Finance Documents and (ii) details of, and the book value of, all assets currently forming part of Inventory or Receivables for the purpose of Clause 6.2 of the UK Facility Agreement.

4.2 Each of the Guarantor and the Borrower agree to fully co-operate into and assist any consultants or agents appointed by either the Guarantor or the Borrower to verify the value of any of the assets of the Guarantor's Group, including providing them such information as they may request to enable them to make any such valuation.

5.       LAPSE OF WAIVER

         Each of the Guarantor and the Borrower agree that its failure to comply with any provision of this Agreement shall cause the waivers granted hereby to cease to be in effect (i) in the case of a breach of Clause 4 or a breach after 16 February 2001 of any the amendments contemplated by Clause 3, immediately and without the requirement of any prior notice from or further action on the part of any Lender or the Agent and (ii) in any other case, if such failure continues for more than five days after notice from the Agent given at the direction of the Lenders.

6.       FINANCE DOCUMENT

         Each of the Guarantor and the Borrower agree that this Agreement shall be considered a "Finance Document" for all purposes of the UK Facility Agreement.

7.       INTEREST AND FEES

         Each of the Guarantor and the Borrower agree that (i) during the period commencing on 5 March 2001 and ending on the last day of the Waiver Period and (ii) if immediately after the Waiver Period ends any Termination Event has occurred and is continuing, during any period that any such Termination Event continues to exist, the Facility Fee Rate and the Applicable Margin shall be as set forth in the table below, regardless of the Guarantor's Long-Term Debt Ratings.

                      Facility Fee Rate                  0.75%
                      Applicable Margin                  2.50%

8.       RELEASE OF LENDERS

         Each of the Guarantor and the Borrower, for itself and on behalf of its affiliated entities, successors and assigns (the "COMPANY PARTIES"), jointly and severally releases, acquits and forever discharges, each of the Beneficiaries and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BENEFICIARIES' AFFILIATES") from any and all manner of actions, causes of action, suits, debts, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which any Company Party has or may have against any of the Beneficiaries and/or the Beneficiaries' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loan, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation or otherwise (ii) any covenants, agreements, duties or obligations set forth in the Finance Documents, (iii) any actions or omissions of any of the Beneficiaries' Affiliates and/or the Beneficiaries in connection with the initiation or continuing exercise of any right or remedy contained in the Finance Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

9.       REPRESENTATIONS

9.1 Each of the Guarantor and the Borrower represent and warrant that (i) the representations and warranties of the Guarantor and the Borrower set forth in Clause 17 of the UK Facility Agreement were true on and as of 16 March, 2001 and are true on and as of the date hereof (taking into account, in the case of the representation set out in Clause 17.1(I) of the UK Facility Agreement, the waivers granted pursuant to this Agreement and, in the case of the representation set out in Clause 17.1(J), as updated by Clause 17.2 of the UK Facility Agreement) and
         (ii) no Termination Event or Potential Termination Event had or has occurred and was or is continuing on either of the dates referred to above, except in any case as expressly contemplated to be waived by this Agreement.

9.2 Without limiting the generality of the foregoing, the Guarantor further represents and warrants that all information (other than projections) heretofore furnished by it or the Borrower to the Agent or any Lender for purposes of or in connection with this Agreement does not, and all such information hereafter furnished by it or the Borrower to the Agent or any Lender will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or will be made, not misleading, and all projections included in any such information are or will be based upon good faith estimates and assumptions believed by the Guarantor's senior management to be reasonable at the time prepared, and at the time prepared represent senior management's reasonable best estimate of the future performance of the operations of the Guarantor and its Subsidiaries.

10.      CONSENT BY GUARANTOR

         By its signature below, the Guarantor hereby consents to this Agreement, and acknowledges that this Agreement shall not alter, release, discharge or otherwise affect any of its obligations under the UK Facility Agreement or any Finance Document, and hereby ratifies and confirms all of the Finance Documents to which it is a party.

11.      JURISDICTION AND PROCESS AGENT

         The provisions of Clauses 27.2 and 27.3 of the UK Facility Agreement shall be incorporated, MUTATIS MUTANDIS, into the Agreement.

12.      COUNTERPARTS

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.      WAIVER FEE

         On the date specified by the Agent, the Guarantor shall pay the Agent in immediately available funds for the account of each Lender a waiver fee in an amount equal to 0.25% of such Lender's Commitment (as of the opening of business on 16 March 2001).

14.      CONTINUITY AND FURTHER ASSISTANCE

14.1 The provisions of the UK Facility Agreement shall, save as amended or waived in this Agreement, continue in full force and effect.

14.2 Each of the Borrower and the Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

15.      FEES, COSTS AND EXPENSES

15.1 The Guarantor shall promptly on demand pay the Agent and each of the Lenders, the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other agreements entered into in connection with any of the matters referred to herein.

15.2 The Guarantor shall, within three Business Days of demand, pay to each Beneficiary the amount of all costs and expenses (including legal fees) incurred by that Beneficiary in connection with the enforcement of, or the preservation of any rights under this Agreement.

15.3 The Guarantor shall, within three Business Days of demand, indemnify each Beneficiary against any cost, loss or liability that Beneficiary incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other agreements entered into in connection with any of the matters referred to herein.

16.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with English law.



         This Agreement has been entered into on the date stated at the beginning of this Agreement.

        CO-ARRANGERS AND DOCUMENTATION AGENT

        DEUTSCHE BANC ALEX BROWN INC.

        as Co-Arranger



        By: /s/ DAVID MAYHEW
            ------------------------------------
        Title: VICE PRESIDENT


        By: /s/ RYAN ZANIN
            ------------------------------------
        Title: MANAGING DIRECTOR





        ABN AMRO BANK N.V.

        as Co-Arranger and Documentation Agent



        By: /s/ WILLIAM J. FITZGERALD
            ------------------------------------
        Title:



        By: /s/ WILLIAM J. TERESKY, JR.
            ------------------------------------
        Title: GROUP VICE PRESIDENT



        LENDERS



        ABN AMRO BANK N.V.



        By: /s/ WILLIAM J. FITZGERALD
            ------------------------------------
        Title:



        By: /s/ WILLIAM J. TERESKY, JR.
            ------------------------------------
        Title: GROUP VICE PRESIDENT

        DEUTSCHE BANK A.G., LONDON BRANCH



        By: /s/ DAVID MAYHEW
            ------------------------------------
        Title: VICE PRESIDENT


        By: /s/ RYAN ZANIN
            ------------------------------------
        Title: MANAGING DIRECTOR


        THE AGENT



        DEUTSCHE BANK A.G., AMSTERDAM BRANCH



        By: /s/ DAVID MAYHEW
            ------------------------------------
        Title: VICE PRESIDENT


        By: /s/ RYAN ZANIN
            ------------------------------------
        Title: MANAGING DIRECTOR

       POLAROID CORPORATION



       By: /s/ CARL L. LUEDERS
           ------------------------------------



       Title: ACTING CHIEF FINANCIAL OFFICER

       Date:





       POLAROID (U.K.) LIMITED





       By: /s/ CARL L. LUEDERS
           ------------------------------------

       Title: ACTING CHIEF FINANCIAL OFFICER

       Date: